Exhibit 99.1

HOVNANIAN ENTERPRISES, INC.	News Release

Contact:	J. Larry Sorsby	Jeffrey T. O’Keefe
	Executive Vice President & CFO	Vice President, Investor Relations
	732-747-7800	732-747-7800

HOVNANIAN ENTERPRISES REPORTS fiscal 2016 Results

 Reports 28% Growth in Total Revenues for All of Fiscal 2016

Reports Pretax Income for Fourth Quarter and Full Year

RED BANK, NJ, December 8, 2016 – Hovnanian Enterprises, Inc. (NYSE: HOV), a leading national homebuilder, reported results for its fiscal fourth quarter and year ended October 31, 2016.

RESULTS FOR the ThrEE and TWELVE month PERIODs ENDED October 31, 2016:

●

Total revenues were $805.1 million in the fourth quarter of fiscal 2016, an increase of 16.1% compared with $693.2 million in the fourth quarter of fiscal 2015. For the year ended October 31, 2016, total revenues increased 28.1% to $2.75 billion compared with $2.15 billion in the prior year.

●

Total SG&A was $53.7 million, or 6.7% of total revenues, during the fourth quarter of fiscal 2016 compared with $49.4 million, or 7.1% of total revenues, in last year’s fourth quarter. Total SG&A was $253.1 million, or 9.2% of total revenues, for all of fiscal 2016 compared with $250.9 million, or 11.7% of total revenues, in the prior fiscal year.

●

Total interest expense as a percentage of total revenues was 6.0% during the fourth quarter of fiscal 2016 compared with 5.9% for the fourth quarter of fiscal 2015. For the twelve months ended October 31, 2016, total interest expense as a percentage of total revenues declined 30 basis points to 6.7% compared with 7.0% during the same period a year ago.

●

Homebuilding gross margin percentage, before interest expense and land charges included in cost of sales, was 17.6% for the fourth quarter ended October 31, 2016 compared with 18.0% for the fourth quarter of fiscal 2015. During all of fiscal 2016, homebuilding gross margin percentage, before interest expense and land charges included in cost of sales, was 16.9% compared with 17.6% in the same period of the previous year.

●

Income before income taxes in the fourth quarter of fiscal 2016 was $32.1 million compared with $37.4 million in the prior year’s fourth quarter. For all twelve months of fiscal 2016, income before income taxes was $2.4 million compared with a loss before income taxes of $21.8 million during all of fiscal 2015.

●

Income before income taxes, excluding land-related charges and loss on extinguishment of debt, in the fourth quarter of fiscal 2016 was $45.8 million compared with $41.8 million in the prior year’s fourth quarter. For fiscal 2016, income before income taxes, excluding land-related charges and loss on extinguishment of debt, was $39.0 million compared with a loss before income taxes, excluding land-related charges, of $9.7 million during fiscal 2015.

●

Net income was $22.3 million, or $0.14 per common share, for the fourth quarter of fiscal 2016, compared with $25.5 million, or $0.17 per common share, in the fourth quarter of the previous year. For the fiscal year ended October 31, 2016, the net loss was $2.8 million, or $0.02 per common share, compared with a net loss of $16.1 million, or $0.11 per common share, in all of fiscal 2015.

●

For the fourth quarter of fiscal 2016, Adjusted EBITDA increased 13.6% to $96.4 million compared with $84.9 million during the fourth quarter of 2015. For all of fiscal 2016, Adjusted EBITDA increased 53.5% to $231.2 million compared with $150.6 million during all of fiscal 2015.

●

Adjusted EBITDA to interest incurred was 2.39x for fourth quarter of fiscal 2016 compared with 2.01x for the same quarter last year. For the twelve-month period ended October 31, 2016, Adjusted EBITDA to interest incurred was 1.39x compared with 0.91x for the same period one year ago.

●

Consolidated net contracts per active selling community increased 11.4% to 7.8 net contracts per active selling community for the fourth quarter of fiscal 2016 compared with 7.0 net contracts per active selling community in the fourth quarter of fiscal 2015. Net contracts per active selling community, including unconsolidated joint ventures, increased 4.2% to 7.4 net contracts per active selling community for the quarter ended October 31, 2016 compared with 7.1 net contracts, including unconsolidated joint ventures, per active selling community in the fourth quarter of fiscal 2015.

●

Consolidated active selling communities decreased 23.7% from 219 communities at the end of the prior year’s fourth quarter to 167 communities as of October 31, 2016, which was impacted by the sale of ten communities in Minneapolis and Raleigh and the conversion of four consolidated communities into unconsolidated joint venture communities. As of the end of the fourth quarter of fiscal 2016, active selling communities, including unconsolidated joint ventures, decreased 17.9% to 188 communities compared with 229 communities at October 31, 2015.

●

The dollar value of consolidated net contracts decreased 14.5% to $534.3 million for the three months ended October 31, 2016 compared with $624.9 million during the same quarter a year ago. The dollar value of net contracts, including unconsolidated joint ventures, during the fourth quarter of fiscal 2016 decreased 14.9% to $582.7 million compared with $684.3 million in last year’s fourth quarter.

●

The dollar value of consolidated net contracts increased 2.6% to $2.51 billion for all of fiscal 2016 compared with $2.45 billion in the previous fiscal year. The dollar value of net contracts, including unconsolidated joint ventures, for the twelve months ended October 31, 2016 increased 0.9% to $2.67 billion compared with $2.65 billion in fiscal 2015.

●

The number of consolidated net contracts, during the fourth quarter of fiscal 2016, decreased 15.4% to 1,299 homes compared with 1,535 homes in the prior year’s fourth quarter. In the fourth quarter of fiscal 2016, the number of net contracts, including unconsolidated joint ventures, decreased 14.7% to 1,389 homes from 1,629 homes during the fourth quarter of fiscal 2015.

●

The number of consolidated net contracts, during the twelve-month period ended October 31, 2016, decreased 1.2% to 6,109 homes compared with 6,183 homes in the same period of the previous year. During all of fiscal 2016, the number of net contracts, including unconsolidated joint ventures, was 6,380 homes, a decrease of 2.6% from 6,547 homes during fiscal 2015.

●

As of October 31, 2016, the dollar value of contract backlog, including unconsolidated joint ventures, was $1.22 billion, a decrease of 9.4% compared with $1.35 billion as of October 31, 2015. The dollar value of consolidated contract backlog, as of October 31, 2016, decreased 12.1% to $1.07 billion compared with $1.22 billion as of October 31, 2015.

●

As of October 31, 2016, the number of homes in contract backlog, including unconsolidated joint ventures, decreased 14.9% to 2,649 homes compared with 3,112 homes as of October 31, 2015. The number of homes in consolidated contract backlog, as of October 31, 2016, decreased 17.5% to 2,398 homes compared with 2,905 homes as of the end of the fourth quarter of fiscal 2015.

●

Consolidated deliveries were 1,870 homes in the fourth quarter of fiscal 2016, an 8.3% increase compared with 1,727 homes in the fourth quarter of fiscal 2015. For the three months ended October 31, 2016, deliveries, including unconsolidated joint ventures, increased 10.0% to 1,972 homes compared with 1,792 homes in the fourth quarter of the prior year.

●

Consolidated deliveries were 6,464 homes for all of fiscal 2016, a 17.4% increase compared with 5,507 homes in the same period of fiscal 2015. For the twelve months ended October 31, 2016, deliveries, including unconsolidated joint ventures, increased 16.2% to 6,712 homes compared with 5,776 homes in the twelve months of the prior fiscal year.

●	The contract cancellation rate, including unconsolidated joint ventures, for the fourth quarter of fiscal 2016 was 21%, compared with 20% in the fourth quarter of fiscal 2015.

●

The valuation allowance was $627.9 million as of October 31, 2016. The valuation allowance is a non-cash reserve against the tax assets for GAAP purposes. For tax purposes, the tax deductions associated with the tax assets may be carried forward for 20 years from the date the deductions were incurred.

Liquidity AND Inventory as of October 31, 2016:

●	After paying off $320.0 million of debt that matured in October 2015, January 2016 and May 2016, total liquidity at the end of the fourth quarter of fiscal 2016 was $346.6 million.

●

During the fourth quarter of fiscal 2016, land and land development spending was $131.4 million compared with $192.1 million in last year’s fourth quarter. For the year ended October 31, 2016, land and land development spending was $567.0 million compared to $656.5 million in the prior fiscal year.

●

As of October 31, 2016, the land position, including unconsolidated joint ventures, was 31,281 lots, consisting of 14,165 lots under option and 17,116 owned lots, compared with a total of 37,659 lots as of October 31, 2015.

●	During the fourth quarter of fiscal 2016, approximately 2,100 lots, including unconsolidated joint ventures, were put under option or acquired in 37 communities.

COMMENTS FROM MANAGEMENT:

“For fiscal 2016, we grew revenues by 28%, reduced our SG&A ratio by 250 basis points, paid off $260 million of public debt at maturity and returned to profitability. Nonetheless, fiscal 2016 was a very challenging year,” stated Ara K. Hovnanian, Chairman of the Board, President and Chief Executive Officer. “The debt markets remained closed to companies with our credit ratings and we needed to raise funds to pay off $260 million of maturing public debt. This led to our decision to enhance our liquidity by increasing our use of land bank financings and joint ventures, as well as exiting four underperforming markets. This adversely affected our ability to invest as aggressively in new land parcels as previously planned. However, we ended the year with a liquidity position of $347 million, allowing us to once again actively seek land investment opportunities, which should ultimately result in community count growth and, assuming no change in market conditions, higher levels of profitability in the future,” concluded Mr. Hovnanian.

Webcast Information:

Hovnanian Enterprises will webcast its fiscal 2016 fourth quarter financial results conference call at 11:00 a.m. E.T. on Thursday, December 8, 2016. The webcast can be accessed live through the “Investor Relations” section of Hovnanian Enterprises’ website at http://www.khov.com. For those who are not available to listen to the live webcast, an archive of the broadcast will be available under the “Past Events” section of the Investor Relations page on the Hovnanian website at http://www.khov.com. The archive will be available for 12 months.

About Hovnanian Enterprises®, Inc.:

Hovnanian Enterprises, Inc., founded in 1959 by Kevork S. Hovnanian, is headquartered in Red Bank, New Jersey. The Company is one of the nation’s largest homebuilders with operations in Arizona, California, Delaware, Florida, Georgia, Illinois, Maryland, New Jersey, Ohio, Pennsylvania, South Carolina, Texas, Virginia, Washington, D.C. and West Virginia. The Company’s homes are marketed and sold under the trade names K. Hovnanian® Homes, Brighton Homes® and Parkwood Builders. As the developer of K. Hovnanian’s® Four Seasons communities, the Company is also one of the nation’s largest builders of active lifestyle communities.

Additional information on Hovnanian Enterprises, Inc., including a summary investment profile and the Company’s 2015 annual report, can be accessed through the “Investor Relations” section of the Hovnanian Enterprises’ website at http://www.khov.com. To be added to Hovnanian's investor e-mail list, please send an e-mail to IR@khov.com or sign up at http://www.khov.com.

NON-GAAP FINANCIAL MEASURES:

Consolidated earnings before interest expense and income taxes (“EBIT”) and before depreciation and amortization (“EBITDA”) and before inventory impairment loss and land option write-offs and loss on extinguishment of debt (“Adjusted EBITDA”) are not U.S. generally accepted accounting principles (GAAP) financial measures. The most directly comparable GAAP financial measure is net income (loss). The reconciliation for historical periods of EBIT, EBITDA and Adjusted EBITDA to net income (loss) is presented in a table attached to this earnings release.

Income (Loss) Before Income Taxes Excluding Land-Related Charges and Loss on Extinguishment of Debt is a non-GAAP financial measure. The most directly comparable GAAP financial measure is Income (Loss) Before Income Taxes. The reconciliation for historical periods of Income (Loss) Before Income Taxes Excluding Land-Related Charges and Loss on Extinguishment of Debt to Income (Loss) Before Income Taxes is presented in a table attached to this earnings release.

Total liquidity is comprised of $339.8 million of cash and cash equivalents, $1.7 million of restricted cash required to collateralize letters of credit and $5.1 million of availability under the unsecured revolving credit facility as of October 31, 2016.

FORWARD-LOOKING STATEMENTS

All statements in this press release that are not historical facts should be considered as “Forward-Looking Statements” within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such forward-looking statements include but are not limited to statements related to the Company’s goals and expectations with respect to its financial results for future financial periods. Although we believe that our plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of the sustained homebuilding downturn; (2) adverse weather and other environmental conditions and natural disasters; (3) levels of indebtedness and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; (4) the Company's sources of liquidity; (5) changes in credit ratings; (6) changes in market conditions and seasonality of the Company’s business; (7) the availability and cost of suitable land and improved lots; (8) shortages in, and price fluctuations of, raw materials and labor; (9) regional and local economic factors, including dependency on certain sectors of the economy, and employment levels affecting home prices and sales activity in the markets where the Company builds homes; (10) fluctuations in interest rates and the availability of mortgage financing; (11) changes in tax laws affecting the after-tax costs of owning a home; (12) operations through joint ventures with third parties; (13) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (14) product liability litigation, warranty claims and claims made by mortgage investors; (15) levels of competition; (16) availability and terms of financing to the Company; (17) successful identification and integration of acquisitions; (18) significant influence of the Company’s controlling stockholders; (19) availability of net operating loss carryforwards; (20) utility shortages and outages or rate fluctuations; (21) geopolitical risks, terrorist acts and other acts of war; (22) increases in cancellations of agreements of sale; (23) loss of key management personnel or failure to attract qualified personnel; (24) information technology failures and data security breaches; (25) legal claims brought against us and not resolved in our favor; and (26) certain risks, uncertainties and other factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015 and subsequent filings with the Securities and Exchange Commission. Except as otherwise required by applicable securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

(Financial Tables Follow)

Hovnanian Enterprises, Inc.
October 31, 2016
Statements of Consolidated Operations
(Dollars in Thousands, Except Per Share Data)

	Three Months Ended		Twelve Months Ended
	October 31,		October 31,
	2016	2015	2016	2015
	(Unaudited)		(Unaudited)
Total Revenues	$805,069	$693,204	$2,752,247	$2,148,480
Costs and Expenses (a)	770,609	657,506	2,742,265	2,174,414
Loss on Extinguishment of Debt	(3,200)	-	(3,200)	-
Income (Loss) from Unconsolidated Joint Ventures	881	1,699	(4,346)	4,169
Income (Loss) Before Income Taxes	32,141	37,397	2,436	(21,765)
Income Tax Provision (Benefit)	9,852	11,878	5,255	(5,665)
Net Income (Loss)	$22,289	$25,519	$(2,819)	$(16,100)

Per Share Data:
Basic:
Income (Loss) Per Common Share	$0.14	$0.17	$(0.02)	$(0.11)
Weighted Average Number of Common Shares Outstanding (b)	147,521	147,057	147,451	146,899
Assuming Dilution:
Income (Loss) Per Common Share	$0.14	$0.16	$(0.02)	$(0.11)
Weighted Average Number of Common Shares Outstanding (b)	160,590	160,299	147,451	146,899

(a) Includes inventory impairment loss and land option write-offs.

(b) For periods with a net loss, basic shares are used in accordance with GAAP rules.

Hovnanian Enterprises, Inc.
October 31, 2016
Reconciliation of Income (Loss) Before Income Taxes Excluding Land-Related Charges and Loss on Extinguishment of Debt to Income (Loss) Before Income Taxes
(Dollars in Thousands)

	Three Months Ended		Twelve Months Ended
	October 31,		October 31,
	2016	2015	2016	2015
	(Unaudited)		(Unaudited)
Income (Loss) Before Income Taxes	$32,141	$37,397	$2,436	$(21,765)
Inventory Impairment Loss and Land Option Write-Offs	10,438	4,426	33,353	12,044
Loss on Extinguishment of Debt	3,200	-	3,200	-
Income (Loss) Before Income Taxes Excluding Land-Related Charges and Loss on Extinguishment of Debt (a)	$45,779	$41,823	$38,989	$(9,721)

(a) Income (Loss) Before Income Taxes Excluding Land-Related Charges and Loss on Extinguishment of Debt is a non-GAAP Financial measure. The most directly comparable GAAP financial measure is Income (Loss) Before Income Taxes.

Hovnanian Enterprises, Inc.
October 31, 2016
Gross Margin
(Dollars in Thousands)

	Homebuilding Gross Margin		Homebuilding Gross Margin
	Three Months Ended		Twelve Months Ended
	October 31,		October 31,
	2016	2015	2016	2015
	(Unaudited)		(Unaudited)
Sale of Homes	$777,472	$673,330	$2,600,790	$2,088,129
Cost of Sales, Excluding Interest and Land Charges (a)	640,580	552,462	2,162,284	1,721,336
Homebuilding Gross Margin, Excluding Interest and Land Charges	136,892	120,868	438,506	366,793
Homebuilding Cost of Sales Interest	25,302	19,959	86,593	59,574
Homebuilding Gross Margin, Including Interest and Excluding Land Charges	$111,590	$100,909	$351,913	$307,219

Gross Margin Percentage, Excluding Interest and Land Charges	17.6%	18.0%	16.9%	17.6%
Gross Margin Percentage, Including Interest and Excluding Land Charges	14.4%	15.0%	13.5%	14.7%

	Land Sales Gross Margin		Land Sales Gross Margin
	Three Months Ended		Twelve Months Ended
	October 31,		October 31,
	2016	2015	2016	2015
	(Unaudited)		(Unaudited)
Land and Lot Sales	$5,990	$-	$76,041	$850
Cost of Sales, Excluding Interest and Land Charges (a)	5,898	-	68,173	702
Land and Lot Sales Gross Margin, Excluding Interest and Land Charges	92	-	7,868	148
Land and Lot Sales Interest	396	-	5,798	39
Land and Lot Sales Gross Margin, Including Interest and Excluding Land Charges	$(304)	$-	$2,070	$109

(a) Does not include cost associated with walking away from land options or inventory impairment losses which are recorded as Inventory impairment loss and land option write-offs in the Consolidated Statements of Operations.

Hovnanian Enterprises, Inc.
October 31, 2016
Reconciliation of Adjusted EBITDA to Net Income (Loss)
(Dollars in Thousands)

	Three Months Ended		Twelve Months Ended
	October 31,		October 31,
	2016	2015	2016	2015
	(Unaudited)		(Unaudited)
Net Income (Loss)	$22,289	$25,519	$(2,819)	$(16,100)
Income Tax Provision (Benefit)	9,852	11,878	5,255	(5,665)
Interest Expense	48,197	41,200	183,358	151,448
EBIT (a)	80,338	78,597	185,794	129,683
Depreciation	957	835	3,565	3,388
Amortization of Debt Costs	1,446	1,008	5,261	5,459
EBITDA (b)	82,741	80,440	194,620	138,530
Inventory Impairment Loss and Land Option Write-offs	10,438	4,426	33,353	12,044
Loss on Extinguishment of Debt	3,200	-	3,200	-
Adjusted EBITDA (c)	$96,379	$84,866	$231,173	$150,574

Interest Incurred	$40,341	$42,157	$166,824	$166,188

Adjusted EBITDA to Interest Incurred	2.39	2.01	1.39	0.91

(a) EBIT is a non-GAAP financial measure. The most directly comparable GAAP financial measure is net income (loss). EBIT represents earnings before interest expense and income taxes.

(b) EBITDA is a non-GAAP financial measure. The most directly comparable GAAP financial measure is net income (loss). EBITDA represents earnings before interest expense, income taxes, depreciation and amortization.

(c) Adjusted EBITDA is a non-GAAP financial measure. The most directly comparable GAAP financial measure is net income (loss). Adjusted EBITDA represents earnings before interest expense, income taxes, depreciation, amortization, inventory impairment loss and land option write-offs and loss on extinguishment of debt.

Hovnanian Enterprises, Inc.
October 31, 2016
Interest Incurred, Expensed and Capitalized
(Dollars in Thousands)

	Three Months Ended		Twelve Months Ended
	October 31,		October 31,
	2016	2015	2016	2015
	(Unaudited)		(Unaudited)
Interest Capitalized at Beginning of Period	$104,544	$122,941	$123,898	$109,158
Plus Interest Incurred	40,341	42,157	166,824	166,188
Less Interest Expensed (a)	48,197	41,200	183,358	151,448
Less Interest Contributed to Unconsolidated Joint Venture (a)	-	-	10,676	-
Interest Capitalized at End of Period (b)	$96,688	$123,898	$96,688	$123,898

(a) Represents capitalized interest which was included as part of the assets contributed to the joint venture the Company entered into in November 2015. There was no impact to the Consolidated Statement of Operations as a result of this transaction.

(b) Capitalized interest amounts are shown gross before allocating any portion of impairments to capitalized interest.

HOVNANIAN ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In Thousands)

	October 31, 2016	October 31, 2015
	(Unaudited)	(1)
ASSETS
Homebuilding:
Cash and cash equivalents	$339,773	$245,398
Restricted cash and cash equivalents	3,914	7,299
Inventories:
Sold and unsold homes and lots under development	899,082	1,307,850
Land and land options held for future development or sale	175,301	214,503
Consolidated inventory not owned	208,701	122,225
Total inventories	1,283,084	1,644,578
Investments in and advances to unconsolidated joint ventures	100,502	61,209
Receivables, deposits and notes, net	49,726	70,349
Property, plant and equipment, net	50,332	45,534
Prepaid expenses and other assets	71,246	77,671
Total homebuilding	1,898,577	2,152,038
Financial services:
Cash and cash equivalents	6,992	8,347
Restricted cash and cash equivalents	19,034	19,223
Mortgage loans held for sale at fair value	165,083	130,320
Other assets	6,121	2,091
Total financial services	197,230	159,981
Income taxes receivable – including net deferred tax benefits	283,633	290,279
Total assets	$2,379,440	$2,602,298

(1) Derived from the audited balance sheet as of October 31, 2015

HOVNANIAN ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In Thousands Except Share and Per Share Amounts)

	October 31, 2016	October 31, 2015
	(Unaudited)	(1)
LIABILITIES AND EQUITY
Homebuilding:
Nonrecourse mortgages secured by inventory	$83,470	$143,863
Accounts payable and other liabilities	369,228	348,516
Customers’ deposits	37,429	44,218
Nonrecourse mortgages secured by operating properties	14,312	15,511
Liabilities from inventory not owned	153,151	105,856
Total homebuilding	657,590	657,964
Financial services:
Accounts payable and other liabilities	26,857	27,908
Mortgage warehouse lines of credit	145,588	108,875
Total financial services	172,445	136,783
Notes payable:
Revolving credit agreement	52,000	47,000
Senior secured term loan	75,000	-
Senior secured notes, net of discount	1,054,333	981,346
Senior notes, net of discount	400,000	780,319
Senior amortizing notes	6,316	12,811
Senior exchangeable notes	57,841	73,771
Accrued interest	32,425	40,388
Total notes payable	1,677,915	1,935,635
Total liabilities	2,507,950	2,730,382
Stockholders' equity deficit:

Preferred stock, $0.01 par value - authorized 100,000 shares; issued and outstanding 5,600 shares with a liquidation preference of $140,000 at October 31, 2016 and 2015	135,299	135,299
Common stock, Class A, $0.01 par value - authorized 400,000,000 shares; issued 143,806,775 shares at October 31, 2016 and 143,292,881 shares at October 31, 2015 (including 11,760,763 shares at October 31, 2016 and 2015 held in Treasury)	1,438	1,433
Common stock, Class B, $0.01 par value (convertible to Class A at time of sale) - authorized 60,000,000 shares; issued 15,942,809 shares at October 31, 2016 and 15,676,829 shares at October 31, 2015 (including 691,748 shares at October 31, 2016 and 2015 held in Treasury)	159	157
Paid in capital - common stock	706,137	703,751
Accumulated deficit	(856,183)	(853,364)
Treasury stock - at cost	(115,360)	(115,360)
Total stockholders' equity deficit	(128,510)	(128,084)
Total liabilities and equity	$2,379,440	$2,602,298

(1) Derived from the audited balance sheet as of October 31, 2015

HOVNANIAN ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In Thousands Except Per Share Data)

(Unaudited)

	Three Months Ended October 31,		Twelve Months Ended October 31,
	2016	2015	2016	2015
Revenues:
Homebuilding:
Sale of homes	$777,472	$673,330	$2,600,790	$2,088,129
Land sales and other revenues	6,694	1,148	78,840	3,686
Total homebuilding	784,166	674,478	2,679,630	2,091,815
Financial services	20,903	18,726	72,617	56,665
Total revenues	805,069	693,204	2,752,247	2,148,480

Expenses:
Homebuilding:
Cost of sales, excluding interest	646,478	552,462	2,230,457	1,722,038
Cost of sales interest	25,698	19,959	92,391	59,613
Inventory impairment loss and land option write-offs	10,438	4,426	33,353	12,044
Total cost of sales	682,614	576,847	2,356,201	1,793,695
Selling, general and administrative	37,378	36,145	192,938	188,403
Total homebuilding expenses	719,992	612,992	2,549,139	1,982,098

Financial services	10,395	8,903	37,144	31,972
Corporate general and administrative	16,337	13,231	60,141	62,506
Other interest	22,499	21,241	90,967	91,835
Other operations	1,386	1,139	4,874	6,003
Total expenses	770,609	657,506	2,742,265	2,174,414
Loss on extinguishment of debt	(3,200)	-	(3,200)	-
Income (loss) from unconsolidated joint ventures	881	1,699	(4,346)	4,169
Income (loss) before income taxes	32,141	37,397	2,436	(21,765)
State and federal income tax provision (benefit):
State	(2,538)	576	2,457	4,293
Federal	12,390	11,302	2,798	(9,958)
Total income taxes	9,852	11,878	5,255	(5,665)
Net income (loss)	$22,289	$25,519	$(2,819)	$(16,100)

Per share data:
Basic:
Income (loss) per common share	$0.14	$0.17	$(0.02)	$(0.11)
Weighted-average number of common shares outstanding	147,521	147,057	147,451	146,899
Assuming dilution:
Income (loss) per common share	$0.14	$0.16	$(0.02)	$(0.11)
Weighted-average number of common shares outstanding	160,590	160,299	147,451	146,899

HOVNANIAN ENTERPRISES, INC.

(DOLLARS IN THOUSANDS EXCEPT AVG. PRICE)

(SEGMENT DATA EXCLUDES UNCONSOLIDATED JOINT VENTURES)

(UNAUDITED)				Communities Under Development
Three Months - October 31, 2016
	Net Contracts(1)			Deliveries			Contract
	Three Months Ended			Three Months Ended			Backlog
	Oct 31,			Oct 31,			Oct 31,
	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change
Northeast
(NJ, PA)	Home	106	143	(25.9)%	162	136	19.1%	204	293	(30.4)%
	Dollars	$50,179	$66,846	(24.9)%	$81,467	$63,175	29.0%	$99,512	$147,004	(32.3)%
	Avg. Price	$473,383	$467,455	1.3%	$502,884	$464,522	8.3%	$487,803	$501,719	(2.8)%
Mid-Atlantic
(DE, MD, VA, WV)	Home	196	236	(16.9)%	332	256	29.7%	430	453	(5.1)%
	Dollars	$99,179	$114,191	(13.1)%	$162,902	$127,233	28.0%	$248,974	$239,099	4.1%
	Avg. Price	$506,012	$483,860	4.6%	$490,668	$497,004	(1.3)%	$579,009	$527,812	9.7%
Midwest (2)
(IL, MN, OH)	Home	125	232	(46.1)%	215	284	(24.3)%	374	644	(41.9)%
	Dollars	$38,339	$73,693	(48.0)%	$62,193	$91,122	(31.7)%	$104,527	$194,290	(46.2)%
	Avg. Price	$306,712	$317,640	(3.4)%	$289,271	$320,852	(9.8)%	$279,485	$301,692	(7.4)%
Southeast (3)
(FL, GA, NC, SC)	Home	141	168	(16.1)%	164	220	(25.5)%	332	279	19.0%
	Dollars	$53,372	$58,382	(8.6)%	$67,690	$63,074	7.3%	$145,171	$105,935	37.0%
	Avg. Price	$378,522	$347,512	8.9%	$412,744	$286,698	44.0%	$437,261	$379,699	15.2%
Southwest
(AZ, TX)	Home	551	571	(3.5)%	796	686	16.0%	763	1,033	(26.1)%
	Dollars	$190,426	$216,371	(12.0)%	$298,689	$262,713	13.7%	$285,644	$422,711	(32.4)%
	Avg. Price	$345,601	$378,933	(8.8)%	$375,237	$382,963	(2.0)%	$374,370	$409,207	(8.5)%
West
(CA)	Home	180	185	(2.7)%	201	145	38.6%	295	203	45.3%
	Dollars	$102,819	$95,419	7.8%	$104,531	$66,013	58.3%	$185,274	$106,886	73.3%
	Avg. Price	$571,218	$515,780	10.7%	$520,055	$455,262	14.2%	$628,047	$526,531	19.3%
Consolidated Total
	Home	1,299	1,535	(15.4)%	1,870	1,727	8.3%	2,398	2,905	(17.5)%
	Dollars	$534,314	$624,902	(14.5)%	$777,472	$673,330	15.5%	$1,069,102	$1,215,925	(12.1)%
	Avg. Price	$411,327	$407,102	1.0%	$415,761	$389,884	6.6%	$445,831	$418,563	6.5%
Unconsolidated Joint Ventures
	Home	90	94	(4.3)%	102	65	56.9%	251	207	21.3%
	Dollars	$48,394	$59,441	(18.6)%	$64,099	$37,730	69.9%	$152,430	$132,082	15.4%
	Avg. Price	$537,706	$632,347	(15.0)%	$628,417	$580,467	8.3%	$607,292	$638,077	(4.8)%
Grand Total
	Home	1,389	1,629	(14.7)%	1,972	1,792	10.0%	2,649	3,112	(14.9)%
	Dollars	$582,708	$684,343	(14.9)%	$841,571	$711,060	18.4%	$1,221,532	$1,348,007	(9.4)%
	Avg. Price	$419,516	$420,100	(0.1)%	$426,760	$396,797	7.6%	$461,130	$433,164	6.5%

DELIVERIES INCLUDE EXTRAS
Notes:

(1) Net contracts are defined as new contracts signed during the period for the purchase of homes, less cancellations of prior contracts.

(2) The Midwest net contracts include 54 homes and $23.0 million in 2015 from Minneapolis, MN. Contract backlog as of October 31, 2016 reflects the reduction of 64 homes and $24.1 million, related to the sale of our land portfolio in Minneapolis, MN.

(3) The Southeast net contracts include 29 homes and $12.2 million in 2015 from Raleigh, NC. Contract backlog as of October 31, 2016 reflects the reduction of 67 homes and $33.7 million, related to the sale of our land portfolio in Raleigh, NC.

HOVNANIAN ENTERPRISES, INC.

(DOLLARS IN THOUSANDS EXCEPT AVG. PRICE)

(SEGMENT DATA INCLUDES UNCONSOLIDATED JOINT VENTURES)

(UNAUDITED)				Communities Under Development
Three Months - October 31, 2016
	Net Contracts(1)			Deliveries			Contract
	Three Months Ended			Three Months Ended			Backlog
	Oct 31,			Oct 31,			Oct 31,
	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change

Northeast
(includes unconsolidated joint ventures)	Home	116	156	(25.6)%	169	141	19.9%	231	341	(32.3)%
(NJ, PA)	Dollars	$54,173	$73,417	(26.2)%	$83,790	$69,345	20.8%	$109,775	$168,476	(34.8)%
	Avg. Price	$467,009	$470,623	(0.8)%	$495,797	$491,808	0.8%	$475,215	$494,065	(3.8)%
Mid-Atlantic
(includes unconsolidated joint ventures)	Home	208	244	(14.8)%	348	288	20.8%	470	467	0.6%
(DE, MD, VA, WV)	Dollars	$107,998	$118,957	(9.2)%	$171,133	$145,192	17.9%	$279,063	$246,906	13.0%
	Avg. Price	$519,220	$487,533	6.5%	$491,759	$504,141	(2.5)%	$593,751	$528,707	12.3%
Midwest (2)
(includes unconsolidated joint ventures)	Home	126	232	(45.7)%	218	284	(23.2)%	386	644	(40.1)%
(IL, MN, OH)	Dollars	$38,744	$73,693	(47.4)%	$64,235	$91,121	(29.5)%	$114,116	$194,290	(41.3)%
	Avg. Price	$307,487	$317,640	(3.2)%	$294,658	$320,850	(8.2)%	$295,638	$301,692	(2.0)%
Southeast (3)
(includes unconsolidated joint ventures)	Home	173	176	(1.7)%	166	226	(26.5)%	420	288	45.8%
(FL, GA, NC, SC)	Dollars	$67,754	$62,941	7.6%	$68,347	$65,449	4.4%	$188,893	$110,860	70.4%
	Avg. Price	$391,646	$357,617	9.5%	$411,729	$289,596	42.2%	$449,746	$384,930	16.8%
Southwest
(includes unconsolidated joint ventures)	Home	558	571	(2.3)%	796	686	16.0%	770	1,033	(25.5)%
(AZ, TX)	Dollars	$194,903	$216,371	(9.9)%	$298,688	$262,713	13.7%	$290,121	$422,711	(31.4)%
	Avg. Price	$349,289	$378,932	(7.8)%	$375,237	$382,963	(2.0)%	$376,781	$409,207	(7.9)%
West
(includes unconsolidated joint ventures)	Home	208	250	(16.8)%	275	167	64.7%	372	339	9.7%
(CA)	Dollars	$119,136	$138,964	(14.3)%	$155,378	$77,240	101.2%	$239,564	$204,764	17.0%
	Avg. Price	$572,769	$555,857	3.0%	$565,010	$462,513	22.2%	$643,990	$604,024	6.6%
Grand Total
	Home	1,389	1,629	(14.7)%	1,972	1,792	10.0%	2,649	3,112	(14.9)%
	Dollars	$582,708	$684,343	(14.9)%	$841,571	$711,060	18.4%	$1,221,532	$1,348,007	(9.4)%
	Avg. Price	$419,516	$420,100	(0.1)%	$426,760	$396,797	7.6%	$461,130	$433,164	6.5%
Consolidated Total
	Home	1,299	1,535	(15.4)%	1,870	1,727	8.3%	2,398	2,905	(17.5)%
	Dollars	$534,314	$624,902	(14.5)%	$777,472	$673,330	15.5%	$1,069,102	$1,215,925	(12.1)%
	Avg. Price	$411,327	$407,102	1.0%	$415,761	$389,884	6.6%	$445,831	$418,563	6.5%
Unconsolidated Joint Ventures
	Home	90	94	(4.3)%	102	65	56.9%	251	207	21.3%
	Dollars	$48,394	$59,441	(18.6)%	$64,099	$37,730	69.9%	$152,430	$132,082	15.4%
	Avg. Price	$537,706	$632,347	(15.0)%	$628,417	$580,467	8.3%	$607,292	$638,077	(4.8)%

DELIVERIES INCLUDE EXTRAS
Notes:

(1) Net contracts are defined as new contracts signed during the period for the purchase of homes, less cancellations of prior contracts.

(2) The Midwest net contracts include 54 homes and $23.0 million in 2015 from Minneapolis, MN. Contract backlog as of October 31, 2016 reflects the reduction of 64 homes and $24.1 million, related to the sale of our land portfolio in Minneapolis, MN.

(3) The Southeast net contracts include 29 homes and $12.2 million in 2015 from Raleigh, NC. Contract backlog as of October 31, 2016 reflects the reduction of 67 homes and $33.7 million, related to the sale of our land portfolio in Raleigh, NC.

HOVNANIAN ENTERPRISES, INC.

(DOLLARS IN THOUSANDS EXCEPT AVG. PRICE)

(SEGMENT DATA EXCLUDES UNCONSOLIDATED JOINT VENTURES)

(UNAUDITED)				Communities Under Development
Twelve Months - October 31, 2016
	Net Contracts(1)			Deliveries			Contract
	Twelve Months Ended			Twelve Months Ended			Backlog
	Oct 31,			Oct 31,			Oct 31,
	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change

Northeast
(NJ, PA)	Home	468	527	(11.2)%	557	380	46.6%	204	293	(30.4)%
	Dollars	$226,635	$262,726	(13.7)%	$274,126	$189,049	45.0%	$99,512	$147,004	(32.3)%
	Avg. Price	$484,261	$498,531	(2.9)%	$492,147	$497,497	(1.1)%	$487,803	$501,719	(2.8)%
Mid-Atlantic
(DE, MD, VA, WV)	Home	949	936	1.4%	960	854	12.4%	430	453	(5.1)%
	Dollars	$467,782	$448,307	4.3%	$457,906	$398,132	15.0%	$248,974	$239,099	4.1%
	Avg. Price	$492,920	$478,961	2.9%	$476,985	$466,197	2.3%	$579,009	$527,812	9.7%
Midwest (2)
(IL, MN, OH)	Home	724	937	(22.7)%	921	958	(3.9)%	374	644	(41.9)%
	Dollars	$222,835	$317,059	(29.7)%	$287,469	$311,364	(7.7)%	$104,527	$194,290	(46.2)%
	Avg. Price	$307,784	$338,376	(9.0)%	$312,127	$325,015	(4.0)%	$279,485	$301,692	(7.4)%
Southeast (3)
(FL, GA, NC, SC)	Home	701	722	(2.9)%	581	675	(13.9)%	332	279	19.0%
	Dollars	$287,538	$232,272	23.8%	$214,585	$207,407	3.5%	$145,171	$105,935	37.0%
	Avg. Price	$410,183	$321,706	27.5%	$369,339	$307,269	20.2%	$437,261	$379,699	15.2%
Southwest
(AZ, TX)	Home	2,480	2,526	(1.8)%	2,750	2,263	21.5%	763	1,033	(26.1)%
	Dollars	$887,341	$949,763	(6.6)%	$1,024,410	$822,371	24.6%	$285,644	$422,711	(32.4)%
	Avg. Price	$357,799	$375,995	(4.8)%	$372,512	$363,399	2.5%	$374,370	$409,207	(8.5)%
West
(CA)	Home	787	535	47.1%	695	377	84.4%	295	203	45.3%
	Dollars	$420,681	$238,080	76.7%	$342,294	$159,806	114.2%	$185,274	$106,886	73.3%
	Avg. Price	$534,539	$445,010	20.1%	$492,509	$423,889	16.2%	$628,047	$526,531	19.3%
Consolidated Total
	Home	6,109	6,183	(1.2)%	6,464	5,507	17.4%	2,398	2,905	(17.5)%
	Dollars	$2,512,812	$2,448,207	2.6%	$2,600,790	$2,088,129	24.6%	$1,069,102	$1,215,925	(12.1)%
	Avg. Price	$411,329	$395,958	3.9%	$402,350	$379,177	6.1%	$445,831	$418,563	6.5%
Unconsolidated Joint Ventures
	Home	271	364	(25.5)%	248	269	(7.8)%	251	207	21.3%
	Dollars	$160,924	$202,879	(20.7)%	$140,576	$119,920	17.2%	$152,430	$132,082	15.4%
	Avg. Price	$593,814	$557,359	6.5%	$566,836	$445,799	27.2%	$607,292	$638,077	(4.8)%
Grand Total
	Home	6,380	6,547	(2.6)%	6,712	5,776	16.2%	2,649	3,112	(14.9)%
	Dollars	$2,673,736	$2,651,086	0.9%	$2,741,366	$2,208,049	24.2%	$1,221,532	$1,348,007	(9.4)%
	Avg. Price	$419,081	$404,931	3.5%	$408,427	$382,280	6.8%	$461,130	$433,164	6.5%

DELIVERIES INCLUDE EXTRAS
Notes:

(1) Net contracts are defined as new contracts signed during the period for the purchase of homes, less cancellations of prior contracts.

(2) The Midwest net contracts include 65 homes and $27.4 million and 246 homes and $98.2 million in 2016 and 2015, respectively, from Minneapolis, MN. Contract backlog as of October 31, 2016 reflects the reduction of 64 homes and $24.1 million, related to the sale of our land portfolio in Minneapolis, MN.

(3) The Southeast net contracts include 70 homes and $31.6 million and 128 homes and $42.4 million in 2016 and 2015, respectively, from Raleigh, NC. Contract backlog as of October 31, 2016 reflects the reduction of 67 homes and $33.7 million, related to the sale of our land portfolio in Raleigh, NC.

HOVNANIAN ENTERPRISES, INC.

(DOLLARS IN THOUSANDS EXCEPT AVG. PRICE)

(SEGMENT DATA INCLUDES UNCONSOLIDATED JOINT VENTURES)

(UNAUDITED)				Communities Under Development
Twelve Months - October 31, 2016
	Net Contracts(1)			Deliveries			Contract
	Twelve Months Ended			Twelve Months Ended			Backlog
	Oct 31,			Oct 31,			Oct 31,
	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change

Northeast
(includes unconsolidated joint ventures)	Home	472	577	(18.2)%	582	402	44.8%	231	341	(32.3)%
(NJ, PA)	Dollars	$223,050	$286,792	(22.2)%	$281,751	$199,896	40.9%	$109,775	$168,476	(34.8)%
	Avg. Price	$472,563	$497,040	(4.9)%	$484,108	$497,255	(2.6)%	$475,215	$494,065	(3.8)%
Mid-Atlantic
(includes unconsolidated joint ventures)	Home	1,010	1,006	0.4%	1,007	945	6.6%	470	467	0.6%
(DE, MD, VA, WV)	Dollars	$514,592	$485,551	6.0%	$482,436	$448,605	7.5%	$279,063	$246,906	13.0%
	Avg. Price	$509,496	$482,654	5.6%	$479,081	$474,714	0.9%	$593,751	$528,707	12.3%
Midwest (2)
(includes unconsolidated joint ventures)	Home	730	940	(22.3)%	924	978	(5.5)%	386	644	(40.1)%
(IL, MN, OH)	Dollars	$234,466	$317,989	(26.3)%	$289,511	$316,960	(8.7)%	$114,116	$194,290	(41.3)%
	Avg. Price	$321,186	$338,286	(5.1)%	$313,324	$324,090	(3.3)%	$295,638	$301,692	(2.0)%
Southeast (3)
(includes unconsolidated joint ventures)	Home	783	773	1.3%	584	746	(21.7)%	420	288	45.8%
(FL, GA, NC, SC)	Dollars	$327,378	$254,484	28.6%	$215,628	$236,617	(8.9)%	$188,893	$110,860	70.4%
	Avg. Price	$418,108	$329,216	27.0%	$369,226	$317,181	16.4%	$449,746	$384,930	16.8%
Southwest
(includes unconsolidated joint ventures)	Home	2,487	2,526	(1.5)%	2,750	2,263	21.5%	770	1,033	(25.5)%
(AZ, TX)	Dollars	$891,819	$949,763	(6.1)%	$1,024,409	$822,371	24.6%	$290,121	$422,711	(31.4)%
	Avg. Price	$358,592	$375,995	(4.6)%	$372,512	$363,399	2.5%	$376,781	$409,207	(7.9)%
West
(includes unconsolidated joint ventures)	Home	898	725	23.9%	865	442	95.7%	372	339	9.7%
(CA)	Dollars	$482,431	$356,507	35.3%	$447,631	$183,600	143.8%	$239,564	$204,764	17.0%
	Avg. Price	$537,228	$491,734	9.3%	$517,493	$415,384	24.6%	$643,990	$604,024	6.6%
Grand Total
	Home	6,380	6,547	(2.6)%	6,712	5,776	16.2%	2,649	3,112	(14.9)%
	Dollars	$2,673,736	$2,651,086	0.9%	$2,741,366	$2,208,049	24.2%	$1,221,532	$1,348,007	(9.4)%
	Avg. Price	$419,081	$404,931	3.5%	$408,427	$382,280	6.8%	$461,130	$433,164	6.5%
Consolidated Total
	Home	6,109	6,183	(1.2)%	6,464	5,507	17.4%	2,398	2,905	(17.5)%
	Dollars	$2,512,812	$2,448,207	2.6%	$2,600,790	$2,088,129	24.6%	$1,069,102	$1,215,925	(12.1)%
	Avg. Price	$411,329	$395,958	3.9%	$402,350	$379,177	6.1%	$445,831	$418,563	6.5%
Unconsolidated Joint Ventures
	Home	271	364	(25.5)%	248	269	(7.8)%	251	207	21.3%
	Dollars	$160,924	$202,879	(20.7)%	$140,576	$119,920	17.2%	$152,430	$132,082	15.4%
	Avg. Price	$593,814	$557,359	6.5%	$566,836	$445,799	27.2%	$607,292	$638,077	(4.8)%

DELIVERIES INCLUDE EXTRAS

Notes:

(1) Net contracts are defined as new contracts signed during the period for the purchase of homes, less cancellations of prior contracts.

(2) The Midwest net contracts include 65 homes and $27.4 million and 246 homes and $98.2 million in 2016 and 2015, respectively, from Minneapolis, MN. Contract backlog as of October 31, 2016 reflects the reduction of 64 homes and $24.1 million, related to the sale of our land portfolio in Minneapolis, MN.

(3) The Southeast net contracts include 70 homes and $31.6 million and 128 homes and $42.4 million in 2016 and 2015, respectively, from Raleigh, NC. Contract backlog as of October 31, 2016 reflects the reduction of 67 homes and $33.7 million, related to the sale of our land portfolio in Raleigh, NC.